UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2005

Network Appliance Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-27130	77-0307520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

495 East Java Drive, Sunnyvale, California		94089
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(408) 822-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Deferred Compensation Plan

On June 30, 2005, the Compensation Committee of the Board of Directors of Network Appliance, Inc. (the "Company") approved the adoption of the Network Appliance, Inc. Deferred Compensation Plan (the "Plan"), effective as of July 1, 2005. The Plan allows certain designated employees of the Company who are at the level of director or above to elect to defer between 1% and 100% of their base salary and to separately elect to defer between 1% and 100% of their incentive compensation. The deferred amounts will be credited to deferred compensation accounts for future payment to the participants. In addition, under the Plan the Company has the right, in its sole discretion, to make discretionary contributions to the Plan for the benefit of select participants.

The deferred compensation accounts are fully vested to the extent that they consist of amounts attributable to deferrals by the participants, but may be subject to a vesting schedule to the extent that they consist of amounts attributable to discretionary employer contributions. The deferred compensation accounts are credited with earnings based upon investment elections that the participants make from among various alternatives designated by the Company. Regardless of these investment designations, the deferred compensation accounts remain general obligations of the Company and the Plan is unfunded.

At the time the deferral elections are made, participants choose when the amounts they chose to defer will be paid to them and whether the payments will be made in the form of a single lump sum or in installments. Notwithstanding the original election of the participant, in certain limited circumstances the elections may be changed and in certain limited circumstances distributions may be made early because of unforeseeable emergencies. Notwithstanding the foregoing, each participant will have his or her account balances automatically paid to him or her in a single lump sum within thirty (30) days following a change in control of the Company.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of the Plan, which is filed as Exhibit 2.1 attached hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

2.1 Network Appliance, Inc. Deferred Compensation Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Network Appliance Inc.

July 7, 2005	By:	/s/ Steven J. Gomo

Name: Steven J. Gomo
Title: Chief Financial Officer and Executive Vice President of Finance

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Exhibit Index

Exhibit No.	Description

2.1	Network Appliance Inc Deferred Compensation Plan